Exhibit 99.1

FOR IMMEDIATE RELEASE	NR06-08

DYNEGY FILES 2005 FORM 10-K,

AMENDS PREVIOUSLY REPORTED YEAR-END 2005 RESULTS

•	Previously reported year-end 2005 net income applicable to common stockholders reduced by $7 million to $0.21 per diluted share due to adjustments to income taxes from continuing operations and discontinued operations

•	Adjustments do not affect previously reported 2006 estimates

HOUSTON (March 14, 2006) – Dynegy Inc. (NYSE: DYN) today announced that it has filed its 2005 Form 10-K with the Securities and Exchange Commission. The Form 10-K reflects adjustments to income taxes for the company’s continuing operations and discontinued operations. These adjustments, which were identified subsequent to the publication of Dynegy’s year-end 2005 earnings news release on March 8, 2006, include a $1 million decrease to the income tax benefit from continuing operations and a $6 million increase to the income tax expense from discontinued operations.

These adjustments affect the company’s previously reported net income applicable to common stockholders for both year-end and fourth quarter 2005. With the adjustments, 2005 net income applicable to common stockholders, which was reported as $88 million or $0.23 per diluted share in Dynegy’s year-end earnings news release on March 8, 2006, has been changed to $81 million or $0.21 per diluted share in Dynegy’s 2005 Form 10-K. For the fourth quarter 2005, net income applicable to common stockholders, which was reported as $300 million or $0.75 per diluted share in the earnings news release on March 8, 2006, has been changed to $293 million or $0.74 per diluted share in Dynegy’s 2005 Form 10-K. The adjustments do not affect Dynegy’s 2006 cash flow or earnings estimates as announced on March 8, 2006.

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DYNEGY FILES 2005 FORM 10-K, AMENDS PREVIOUSLY REPORTED YEAR-END 2005 RESULTS

NR06-08

2-2-2-2-2

In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, Dynegy management is required to include in its 2005 Form 10-K an assessment of the effectiveness of the company’s internal control over financial reporting. In connection with its evaluation and testing activities related to Section 404, the company identified a material weakness in its preparation, analysis and recording of the income tax provision. Details surrounding this material weakness, which has continued from Dynegy’s prior-year assessment, and the steps associated with attempting to remediate this material weakness are included in Dynegy’s 2005 Form 10-K.

Dynegy’s 2005 Form 10-K is available free-of-charge through the Securities and Exchange Commission’s web site at www.sec.gov and through the “News and Financials” section of the company’s web site at www.dynegy.com. In addition, the financial schedules that were attached to Dynegy’s year-end 2005 earnings news release and affected by these adjustments have been corrected and attached to this news release.

Dynegy Inc. produces and sells electric energy, capacity and ancillary services in key U.S. markets. The company’s power generation portfolio consists of more than 12,600 megawatts of baseload, intermediate and peaking power plants fueled by a mix of coal, fuel oil and natural gas. DYNC

Certain statements included in this news release are intended as “forward-looking statements.” These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly Dynegy’s estimated financial results for 2006. Historically, Dynegy’s performance has deviated, in some cases materially, from its cash flow and earnings estimates, and Dynegy cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. While Dynegy would expect to update these estimates on a quarterly basis, it does not intend to update these estimates during any quarter because definitive information regarding its quarterly financial results is not available until after the books for the quarter have been closed. Accordingly, Dynegy expects to provide updates only after it has closed the books and reported the results for a particular quarter, or otherwise as may be required by applicable law. Some of the key factors that could cause actual results to vary materially from these estimates, as well as more information about the risks and uncertainties relating to these forward-looking statements, are found in Dynegy’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2005, which is available free-of-charge on the SEC’s web site at http://www.sec.gov.

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DYNEGY INC.

REPORTED UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE DATA)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Revenues	$622	$327	$2,313	$2,451
Cost of sales, exclusive of depreciation and amortization shown separately below	(934)	(418)	(2,416)	(1,850)
Depreciation and amortization expense	(55)	(52)	(220)	(235)
Impairment and other charges	(40)	—	(46)	(78)
Loss on sale of assets, net	—	(19)	(1)	(58)
General and administrative expenses	(47)	(99)	(468)	(330)

Operating loss	(454)	(261)	(838)	(100)

Earnings (losses) from unconsolidated investments	(12)	5	2	192
Interest expense	(105)	(67)	(389)	(453)
Other income and expense, net	17	3	26	9

Loss from continuing operations before income taxes	(554)	(320)	(1,199)	(352)

Income tax benefit	167	97	395	172

Loss from continuing operations	(387)	(223)	(804)	(180)

Income from discontinued operations, net of tax	690	52	912	165
Cumulative effect of change in accounting principle, net of tax	(5)	—	(5)	—

Net income (loss)	$298	$(171)	$103	$(15)

Less: Preferred stock dividends	5	5	22	22

Net income (loss) applicable to common stockholders	$293	$(176)	$81	$(37)

Earnings (loss) before interest, taxes, and depreciation and amortization (EBITDA) (1)	$714	$(107)	$750	$727

Basic earnings (loss) per share:
Loss from continuing operations (2)	$(0.98)	$(0.60)	$(2.13)	$(0.53)
Income from discontinued operations	1.73	0.14	2.35	0.43
Cumulative effect of change in accounting principle	(0.01)	—	(0.01)	—

Basic earnings (loss) per share	$0.74	$(0.46)	$0.21	$(0.10)

Diluted earnings (loss) per share:
Loss from continuing operations (2)	$(0.98)	$(0.60)	$(2.13)	$(0.53)
Income from discontinued operations	1.73	0.14	2.35	0.43
Cumulative effect of change in accounting principle	(0.01)	—	(0.01)	—

Diluted earnings (loss) per share	$0.74	$(0.46)	$0.21	$(0.10)

Basic shares outstanding	398	379	387	378
Diluted shares outstanding	524	505	513	504

(1)	EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations. A reconciliation of EBITDA to Operating income (loss) and Net income (loss) for the periods presented is included below.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Operating loss	$(454)	$(261)	$(838)	$(100)

Add: Depreciation and amortization expense, a component of operating loss	55	52	220	235
Earnings (losses) from unconsolidated investments	(12)	5	2	192
Other income and expense, net	17	3	26	9
EBITDA from discontinued operations (3)	1,115	94	1,347	391
Cumulative effect of change in accounting principle, pre-tax	(7)	—	(7)	—

Earnings before interest, taxes, and depreciation and amortization (EBITDA)	714	(107)	750	727

Depreciation and amortization expense, a component of operating loss	(55)	(52)	(220)	(235)
Depreciation and amortization expense from discontinued operations	(1)	(22)	(38)	(88)
Interest expense from continuing operations	(105)	(67)	(389)	(453)
Interest expense from discontinued operations	(13)	(11)	(53)	(27)
Income tax benefit from continuing operations	167	97	395	172
Income tax expense from discontinued operations	(411)	(9)	(344)	(111)
Income tax benefit on cumulative effect of change in accounting principle	2	—	2	—

Net income (loss)	$298	$(171)	$103	$(15)

(2)	See “Reported Unaudited Basic and Diluted loss Per Share From Continuing Operations” for a reconciliation of basic loss per share from continuing operations to diluted loss per share from continuing operations.
(3)	A reconciliation of EBITDA from discontinued operations to Income from discontinued operations, net of tax for the periods presented is included below.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
EBITDA from discontinued operations	$1,115	$94	$1,347	$391

Depreciation and amortization expense from discontinued operations	(1)	(22)	(38)	(88)
Interest expense from discontinued operations	(13)	(11)	(53)	(27)
Income tax expense from discontinued operations	(411)	(9)	(344)	(111)

Income from discontinued operations, net of tax	$690	$52	$912	$165

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DYNEGY INC.

REPORTED UNAUDITED BASIC AND DILUTED LOSS PER SHARE FROM CONTINUING OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE DATA)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Loss from continuing operations	$(387)	$(223)	$(804)	$(180)
Less: convertible preferred stock dividends	5	5	22	22

Loss from continuing operations for basic loss per share	(392)	(228)	(826)	(202)
Effect of dilutive securities:
Interest on convertible debentures (see Note 6) Interest on convertible subordinated debentures	2	2	7	7
Dividends on Series C convertible preferred stock	5	5	22	22

Loss from continuing operations for diluted loss per share	$(385)	$(221)	$(797)	$(173)

Basic weighted-average shares	398	379	387	378

Effect of dilutive securities:
Stock options Stock options and restricted stock	2	2	2	2
Convertible debentures (see Note 6) Convertible subordinated debentures	55	55	55	55
Series C convertible preferred stock	69	69	69	69

Diluted weighted-average shares	524	505	513	504

Loss per share from continuing operations:
Basic	$(0.98)	$(0.60)	$(2.13)	$(0.53)

Diluted (1)	$(0.98)	$(0.60)	$(2.13)	$(0.53)

(1)	When an entity has a net loss from continuing operations, SFAS No. 128, “Earnings per Share,” prohibits the inclusion of potential common shares in the computation of diluted per-share amounts. Accordingly, we have utilized the basic shares outstanding amount to calculate both basic and diluted loss per share for the three and twelve months ended December 31, 2005 and December 31, 2004.

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DYNEGY INC.

REPORTED SEGMENTED RESULTS OF OPERATIONS

(UNAUDITED) (IN MILLIONS)

	Three Months Ended December 31, 2005
	Power Generation
	GEN - MW	GEN - NE	GEN - SO	CRM	NGL	REG	OTHER	Total
Generation	$40	$(16)	$(16)					$8
Customer Risk Management				$(422)				(422)
Other							$(40)	(40)

Operating income (loss)	40	(16)	(16)	(422)	$—	$—	(40)	$(454)
Losses from unconsolidated investments	—	—	(12)	—	—	—	—	(12)
Other items, net	—	2	—	5	—	—	10	17
Cumulative effect of change in accounting principle, pre-tax	(5)	(2)	—	—	—	—	—	(7)
Add: Depreciation and amortization expense, a component of operating income (loss)	40	5	6	—	—	—	4	55

EBITDA from continuing operations (1)	75	(11)	(22)	(417)	—	—	(26)	(401)
EBITDA from discontinued operations, pre-tax (2)	—	—	—	3	1,112	—	—	1,115

EBITDA (1)	$75	$(11)	$(22)	$(414)	$1,112	$—	$(26)	$714
Depreciation and amortization expense								(56)
Interest expense								(118)

Pre-tax income								540
Income tax expense								(242)

Net income								$298

	Three Months Ended December 31, 2004
	Power Generation			CRM	NGL	REG	OTHER	Total
	GEN - MW	GEN - NE	GEN - SO
Generation	$36	$(13)	$(19)					$4
Regulated Energy Delivery						$(19)		(19)
Customer Risk Management				$(163)				(163)
Other							$(83)	(83)

Operating income (loss)	36	(13)	(19)	(163)	$—	(19)	(83)	$(261)
Earnings from unconsolidated investments	—	—	5	—	—	—	—	5
Other items, net	—	—	1	(2)	—	—	4	3
Add: Depreciation and amortization expense, a component of operating income (loss)	39	3	4	—	—	—	6	52

EBITDA from continuing operations (1)	75	(10)	(9)	(165)	—	(19)	(73)	(201)
EBITDA from discontinued operations, pre-tax (2)	—		—	2	92	—	—	94

EBITDA (1)	$75	$(10)	$(9)	$(163)	$92	$(19)	$(73)	$(107)
Depreciation and amortization expense								(74)
Interest expense								(78)

Pre-tax loss								(259)
Income tax benefit								88

Net loss								$(171)

(1)	See Note (1) to “Reported Unaudited Condensed Consolidated Statements of Operations.” EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
(2)	See Note (3) to “Reported Unaudited Condensed Consolidated Statements of Operations.”

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DYNEGY INC.

REPORTED SEGMENTED RESULTS OF OPERATIONS

(UNAUDITED) (IN MILLIONS)

	Twelve Months Ended December 31, 2005
	Power Generation
	GEN - MW	GEN - NE	GEN - SO	CRM	NGL	REG	OTHER	Total
Generation	$194	$29	$(21)					$202
Customer Risk Management				$(647)				(647)
Other							$(393)	(393)

Operating income (loss)	194	29	(21)	(647)	$—	$—	(393)	$(838)
Earnings (losses) from unconsolidated investments	7	—	(5)	—	—	—	—	2
Other items, net	2	5	(1)	—	—	—	20	26
Cumulative effect of change in accounting principle, pre-tax	(5)	(2)	—	—	—	—	—	(7)
Add: Depreciation and amortization expense, a component of operating income (loss)	157	21	23	1	—	—	18	220

EBITDA from continuing operations (1)	355	53	(4)	(646)	—	—	(355)	(597)
EBITDA from discontinued operations, pre-tax (2)	—	—	—	6	1,341	—	—	1,347

EBITDA (1)	$355	$53	$(4)	$(640)	$1,341	$—	$(355)	$750
Depreciation and amortization expense								(258)
Interest expense								(442)

Pre-tax income								50
Income tax benefit								53

Net income								$103

	Twelve Months Ended December 31, 2004
	Power Generation
	GEN - MW	GEN - NE	GEN - SO	CRM	NGL	REG	OTHER	Total
Generation	$194	$21	$(52)					$163
Regulated Energy Delivery						$139		139
Customer Risk Management				$(118)				(118)
Other							$(284)	(284)

Operating income (loss)	194	21	(52)	(118)	$—	139	(284)	$(100)
Earnings from unconsolidated investments	80	—	112	—	—	—	—	192
Other items, net	—	—	1	(3)	—	3	8	9
Add: Depreciation and amortization expense, a component of operating income (loss)	156	10	25	1	—	10	33	235

EBITDA from continuing operations (1)	430	31	86	(120)	—	152	(243)	336
EBITDA from discontinued operations, pre-tax (2)	—	—	—	19	369	—	3	391

EBITDA (1)	$430	$31	$86	$(101)	$369	$152	$(240)	$727
Depreciation and amortization expense								(323)
Interest expense								(480)

Pre-tax loss								(76)
Income tax benefit								61

Net loss								$(15)

(1)	See Note (1) to “Reported Unaudited Condensed Consolidated Statements of Operations.” EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
(2)	See Note (3) to “Reported Unaudited Condensed Consolidated Statements of Operations.”

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DYNEGY INC.

SIGNIFICANT ITEMS

(UNAUDITED) (IN MILLIONS)

	Three Months Ended December 31, 2005
	Power Generation			CRM	NGL	REG	OTHER	Total
	GEN - MW	GEN - NE	GEN - SO
Sterlington toll settlement charge (1)	$—	$—	$—	$(364)	$—	$—	$—	$(364)
Asset impairment (2)	(29)	—	—	—	—	—	—	(29)
Impairment of generation investments (3)	—	—	(19)	—	—	—	—	(19)
Restructuring charges (4)	—	—	—	—	—	—	(11)	(11)
Legal and settlement charges (5)	—	—	—	(9)	—	—	—	(9)
Taxes (6)	—	—	—	—	—	—	(23)	(23)
Discontinued operations (7)	—	—	—	3	1,098	—	—	1,101

Total	$(29)	$—	$(19)	$(370)	$1,098	$—	$(34)	$646

	Three Months Ended December 31, 2004
	Power Generation			CRM	NGL	REG	OTHER	Total
	GEN – MW	GEN - NE	GEN - SO
Kendall toll restructuring (8)	$—	$—	$—	$(115)	$—	$—	$—	$(115)
Legal and settlement charges (9)	(9)	—	—	(13)	—	—	(35)	(57)
Impairment of West Coast Power (10)	—	—	(40)	—	—	—	—	(40)
Loss on sale of Illinois Power (11)	—	—	—	—	—	(19)	—	(19)
Taxes (12)	—	—	—	—	—	—	(19)	(19)
Discontinued operations (13)	—	—	—	2	59	—	—	61

Total	$(9)	$—	$(40)	$(126)	$59	$(19)	$(54)	$(189)

(1)	We recognized a pre-tax charge of approximately $364 million ($229 million after-tax) related to the Sterlington toll settlement. This charge is included in Cost of sales.
(2)	We recognized a pre-tax charge of approximately $29 million ($18 million after-tax) related to the impairment of a gas turbine not currently in use. This charge is included in Impairment and other charges.
(3)	We recognized a pre-tax charge of approximately $19 million ($12 million after-tax) related to the impairment of our investments in Black Mountain, West Coast Power, a joint venture with NRG, and Chorrera, a joint venture located in Panama. This charge is included in Earnings (losses) from unconsolidated investments.
(4)	We recognized a pre-tax loss of approximately $11 million ($7 million after-tax) related to restructuring charges in connection with a reduction in workforce. This loss is included in Impairment and other charges.
(5)	We recognized a pre-tax loss of approximately $9 million ($6 million after-tax) related to legal and settlement charges. This loss is included in General and administrative expenses and Impairment and other charges.
(6)	We recognized a net income tax expense of approximately $23 related to an increase in the deferred tax valuation allowance. An expense of $32 million is included in Income tax benefit, partially offset by a $9 million benefit included in the $690 million after-tax Income from discontinued operations.
(7)	We recognized pre-tax income of approximately $1,101 million ($690 million after-tax) related to discontinued operations. The income consists primarily of $1,098 million associated with our NGL segment, which was reclassified to discontinued operations due to the sale of DMSLP. Included in the $1,098 is a pre-tax gain of approximately $1,087 ($675 million after-tax) on the sale of DMSLP.
(8)	We recognized a pre-tax charge of approximately $115 million ($72 million after-tax) related to the restructuring of the Kendall toll with Constellation Energy. This charge is included in Cost of sales.
(9)	We recognized a pre-tax loss of approximately $57 million ($36 million after-tax) related to legal and settlement charges. The loss is included in Cost of sales and General and administrative expenses.
(10)	We recognized a pre-tax charge of approximately $40 million ($25 million after-tax) related to our share of an impairment of assets at West Coast Power and an impairment of our investment in West Coast Power. This charge is included in Earnings (losses) from unconsolidated investments.
(11)	We recognized a pre-tax loss of approximately $19 million ($12 million after-tax) related to the sale of Illinois Power. This loss is included in Loss on sale of assets, net.
(12)	We recognized a net income tax expense of approximately $19 million primarily related to deferred tax capital loss valuation allowances. An expense of $28 million is included in Income tax benefit and a benefit of $9 million is included in Income from discontinued operations.
(13)	We recognized pre-tax income of approximately $61 million ($52 million after-tax) related to discontinued operations. The income consists primarily of $59 million associated with our NGL segment, which was reclassified to discontinued operations due to the anticipated sale of DMSLP. Included in the $59 million of income from our NGL segment is a pre-tax gain of approximately $16 million ($10 million after-tax) on the sale of our Sherman natural gas processing facility.

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DYNEGY INC.

SIGNIFICANT ITEMS

(UNAUDITED) (IN MILLIONS)

	Twelve Months Ended December 31, 2005
	Power Generation
	GEN -MW	GEN -NE	GEN -SO	CRM	NGL	REG	OTHER	Total
Sterlington toll settlement charge (1)	$—	$—	$—	$(364)	$—	$—	$—	$(364)
Legal and settlement charges (2)	—	—	—	(38)	—	—	(249)	(287)
Independence toll settlement charge (3)	—	—	—	(169)	—	—	—	(169)
Asset impairment (4)	(29)	—	—	—	—	—	—	(29)
Impairment of generation investments (5)	—	—	(27)	—	—	—	—	(27)
Restructuring charges (6)	—	—	—	—	—	—	(11)	(11)
Taxes (7)	—	—	—	—	—	—	102	102
Discontinued operations (8)	—	—	—	6	1,250	—	—	1,256

Total	$(29)	$—	$(27)	$(565)	$1,250	$—	$(158)	$471

	Twelve Months Ended December 31, 2004
	Power Generation
	GEN -MW	GEN -NE	GEN -SO	CRM	NGL	REG	OTHER	Total
Kendall toll restructuring (9)	$—	$—	$—	$(115)	$—	$—	$—	$(115)
Legal and settlement charges (10)	(9)	—	2	(13)	—	(1)	(92)	(113)
Impairment of West Coast Power (11)	—	—	(85)	—	—	—	—	(85)
Loss on sale of Illinois Power (12)	—	—	—	—	—	(58)	—	(58)
Impairment of Illinois Power (13)	—	—	—	—	—	(54)	—	(54)
Acceleration of financing costs (14)	—	—	—	—	—	—	(14)	(14)
Gain on sale of Oyster Creek (15)	—	—	15	—	—	—	—	15
Taxes (16)	—	—	—	—	—	—	24	24
Gain on sale of Joppa (17)	75	—		—	—	—	—	75
Gas transportation contracts (18)	—	—	—	88	—	—	—	88
Discontinued operations (19)	—	—	—	19	254	—	3	276

Total	$66	$—	$(68)	$(21)	$254	$(113)	$(79)	$39

(1)	We recognized a pre-tax charge of approximately $364 million ($229 million after-tax) related to the Sterlington toll settlement. This charge is included in Cost of sales.
(2)	We recognized a pre-tax loss of approximately $287 million ($197 million after-tax) primarily related to the settlement of our class action shareholder lawsuit and other legal and settlement charges. This loss is included in General and administrative expenses .
(3)	We recognized a pre-tax loss of approximately $169 million ($109 million after-tax) related to the Independence toll restructuring charge following our acquisition of ExRes SHC, Inc., the parent company of Sithe Energies, Inc. and Sithe \ Independence Power Partners, L.P. This loss is included in Cost of sales.
(4)	We recognized a pre-tax charge of approximately $29 million ($18 million after-tax) related to the impairment of a gas turbine not currently in use. This charge is included in Impairment and other charges.
(5)	We recognized a pre-tax charge of approximately $27 million ($17 million after-tax) related to the impairment of our investments in Black Mountain, West Coast Power, a joint venture with NRG, and Chorrera, a joint venture located in Panama. This charge is included in Earnings (losses) from unconsolidated investments.
(6)	We recognized a pre-tax loss of approximately $11 million ($7 million after-tax) related to restructuring charges in connection with a reduction in workforce. This loss is included in Impairment and other charges.
(7)	We recognized a net income tax benefit of approximately $102 primarily for the reversal of a deferred tax capital loss valuation allowance related to gains on the anticipated sale of DMSLP. A benefit of $134 million is included in the $912 million after-tax Income from discontinued operations, partially offset by a $32 million charge in Income tax benefit.
(8)	We recognized pre-tax income of approximately $1,256 million ($912 million after-tax) related to discontinued operations. The income consists primarily of $1,250 million associated with our NGL segment, which was reclassified to discontinued operations due to the sale of DMSLP, and $6 million pre-tax income on our UK CRM business. Included in the $1,250 million of income from our NGL segment are a pre-tax gains of approximately $1,087 ($675 million after-tax) on the sale of DMSLP and $10 million ($7 million after-tax) on the sale of the Port Everglades property.
(9)	We recognized a pre-tax charge of approximately $115 million ($72 million after-tax) related to the restructuring of the Kendall toll with Constellation Energy. This charge is included in Cost of sales.
(10)	We recognized a pre-tax loss of approximately $113 million ($71 million after-tax) related to legal and settlement charges. The loss is primarily included in General and administrative expenses, Impairment and other charges and Cost of sales.
(11)	We recognized a pre-tax charge of approximately $85 million ($54 million after-tax) related to our share of an impairment of assets at West Coast Power and an impairment of our investment in West Coast Power. This charge is included in Earnings (losses) from unconsolidated investments.
(12)	We recognized a pre-tax loss of approximately $58 million ($37 million after-tax) related to the sale of Illinois Power. The loss is primarily included in Loss on sale of assets, net.
(13)	We recognized a pre-tax charge of approximately $54 million ($34 million after-tax) relating to the impairment of Illinois Power. This loss is included in Impairment and other charges.
(14)	We recognized a pre-tax charge of approximately $14 million ($9 million after-tax) related to the acceleration of debt issuance costs associated with our former $1.1 billion revolving credit facility that was replaced in May 2004 with a $700 million revolving credit facility and $600 million term loan. This charge is included in Interest expense.
(15)	We recognized a pre-tax gain of approximately $15 million ($9 million after-tax) on the sale of our interest in the Oyster Creek cogeneration facility. This gain is included in Earnings (losses) from unconsolidated investments.
(16)	We recognized a net income tax benefit of approximately $24 million primarily related to a net release of deferred tax capital loss valuation allowances related to gains on asset sales offset by charges resulting from the conclusion of prior year tax audits. A benefit of $36 million is included in Income tax benefit, partially offset by a $12 million charge in Income from discontinued operations.
(17)	We recognized a pre-tax gain of approximately $75 million ($47 million after-tax) on the sale of our interest in the Joppa power generation facility. This gain is included in Earnings (losses) from unconsolidated investments.
(18)	We recognized a pre-tax gain of approximately $88 million ($55 million after-tax) related to our exit from four long-term natural gas transportation contracts. This gain is included in Revenues.
(19)	We recognized pre-tax income of approximately $276 million ($165 million after-tax) related to discontinued operations. The income consists primarily of $254 million associated with our NGL segment, which was reclassified to discontinued operations due to sale of DMSLP, $19 million pre-tax income on our UK CRM business and $3 million pre-tax income associated with our global communications business. Included in the $254 million of income from our NGL segment is a pre-tax gain of approximately $36 million ($24 million after-tax) on the sale of our interest in the Indian Basin gas processing plant, a pre-tax gain of approximately $17 million ($11 million after-tax) on the sale of our remaining financial interest in the Hackberry LNG project and a pre-tax gain of approximately $16 million ($10 million after-tax) on the sale of our Sherman natural gas processing facility.

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